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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K




                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 8, 1998



                                   NVR, Inc.
            (Exact Name of Registrant as Specified in its Charter)





         Virginia                      333-44515                  54-1394360
(State or Other Jurisdiction    (Commision File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)



           7601 Lewinsville Road, Suite 300, McLean, Virginia  22101
                   (Address of Principal Executive Offices)



      Registrant's telephone number, including area code:  (703) 637-2200



                                 Not Aplicable
         (Former Name or Former Address, if Changed Since Last Report)


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                          Exhibit Index is on page 4.
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ITEM 5.  OTHER EVENTS.

     On April 8, 1998, NVR, Inc. (the "Company") agreed to sell $145,000,000 aggregate principal amount of its 8% Senior Notes due 2005 (the "Notes") pursuant to an Underwriting Agreement, dated April 8, 1998, between the Company and Salomon Smith Barney, Credit Suisse First Boston and Friedman, Billings, Ramsey & Co., Inc. The Notes will be issued pursuant to a First Supplemental Indenture, dated as of April 14, 1998, between the Company, NVR Homes, Inc. (the "Guarantor") and The Bank of New York, as Trustee (the "Trustee"), to that certain Indenture dated as of April 14, 1998, between the Company, the Guarantor and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the "Act"), by a registration statement on Form S-3, File No. 333-44515 filed with the Securities and Exchange Commission (the "Commission") and declared effective by the Commission on February 27, 1998. The terms of the offering of the Notes are described in a final Prospectus Supplement, dated April 8, 1998, as filed with the Commission pursuant to Rule 424(b)(5) under the Act, including the related Prospectus dated April 6, 1998.

ITEM 7(C).  EXHIBITS.


Exhibit
Number    Exhibit Description
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1.1       Underwriting Agreement dated April 8, 1998, between the Company and
          Salomon Smith Barney, Credit Suisse First Boston and Friedman, Billings, Ramsey & Co., Inc.

25.1      Form T-1 (Statement of Eligibility of Trustee).

99.1 Final Prospectus Supplement, dated April 8, 1998, as filed with the Commission pursuant to Rule 424(b)(5) under the Act, including the related Prospectus dated April 6, 1998.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NVR, Inc.


Date: April 10, 1998                         By: /s/ Paul C. Saville
                                                 -------------------------------
                                                     Paul C. Saville
                                                     Senior Vice President and
                                                     Chief Financial Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        EXHIBIT DESCRIPTION
-------                       -------------------

1.1 Underwriting Agreement dated April 8, 1998, between the Company and Salomon Smith Barney, Credit Suisse First Boston and Friedman, Billings, Ramsey & Co., Inc.

25.1      Form T-1 (Statement of Eligibility of Trustee).

99.1 Final Prospectus Supplement, dated April 8, 1998, as filed with the Commission pursuant to Rule 424(b)(5) under the Act, including the related Prospectus dated April 6, 1998.

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